Exhibit 21
NRG Energy, Inc. Subsidiaries

Subsidiary Name	State of Incorporation
Arthur Kill Gas Turbines LLC	Delaware
Arthur Kill Power LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
Bayou Cove Peaking Power, LLC	Delaware
Berrians I Gas Turbine Power LLC	Delaware
Big Cajun I Peaking Power LLC	Delaware
Big Cajun II Unit 4 LLC	Delaware
bioNRG Tonawanda Inc.	Delaware
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
Camas Power Boiler Limited Partnership	Oregon
Camas Power Boiler, Inc.	Oregon
Carlsbad Energy Center LLC	Delaware
Central and Eastern Europe Power Fund, Ltd.	Bermuda
Chickahominy River Energy Corp.	Virginia
Commonwealth Atlantic Power LLC	Delaware
Conemaugh Fuels, LLC	Delaware
Conemaugh Power LLC	Delaware
Connecticut Jet Power LLC	Delaware
Devon Power LLC	Delaware
Dunkirk Power LLC	Delaware
Eastern Sierra Energy Company	California
El Segundo Power II LLC	Delaware
El Segundo Power, LLC	Delaware
Elbow Creek Wind Project LLC	Texas
Energy Investors Fund, L.P.	Delaware
Energy National, Inc.	Utah
Enfield Holdings B.V.	Netherlands
Enfield Operations, L.L.C.	Delaware
Enifund, Inc.	Utah
Enigen, Inc.	Utah
ESOCO Molokai, Inc.	Utah
ESOCO, Inc.	Utah
Fernwärme GmbH Hohenmölsen-Webau	Germany
GALA-MIBRAG-Service GmbH	Germany
GCP Funding Company, LLC	Delaware

Exhibit 21
NRG Energy, Inc. Subsidiaries

Subsidiary Name	State of Incorporation
Gladstone Power Station Joint Venture	Australia
Granite II Holding, LLC	Delaware
Granite Power Partners II, L.P.	Delaware
Gröbener Logistick GmbH — Spedition, Handel und Transport	Germany
Gunwale B.V.	Netherlands
Hanover Energy Company	California
Hoffman Summit Wind Project, LLC	California
Huntley IGCC LLC	Delaware
Huntley Power LLC	Delaware
Indian River IGCC LLC	Delaware
Indian River Operations Inc.	Delaware
Indian River Power LLC	Delaware
Ingenieurbüro für Grundwasser GmbH	Germany
Itiquira Energetica S.A.	Brazil
Jackson Valley Energy Partners, L.P.	California
James River Power LLC	Delaware
Kaufman Cogen LP	Delaware
Keystone Fuels, LLC	Delaware
Keystone Power LLC	Delaware
Kladno Power (No. 1) B.V.	Netherlands
Kladno Power (No. 2) B.V.	Netherlands
Kraftwerk Schkopau Betriebsgesellschaft mbH	Germany
Kraftwerk Schkopau GbR	Germany
Lake Erie Properties Inc.	Delaware
Lambique Beheer B.V.	Netherlands
Long Beach Generation LLC	Delaware
Long Beach Peakers LLC	Delaware
Long Beach Power LLC	Delaware
Louisiana Generating LLC	Delaware
LSP-Nelson Energy, LLC	Delaware
Meriden Gas Turbines LLC	Delaware
MIBRAG B.V.	Netherlands
MIBRAG Industriekraftwerke Betriebs GmbH	Germany
MIBRAG Industriekraftwerke GmbH & Co. KG	Germany
MIBRAG Industriekraftwerke Vermogensverwaltungs-und Beteiligungs GmbH	Germany
MIBRAG Industriekraftwerke Vertriebs GmbH	Germany
Middletown Power LLC	Delaware

Exhibit 21
NRG Energy, Inc. Subsidiaries

Subsidiary Name	State of Incorporation
Mitteldeutsche Braunkohlengesellschaft mbH	Germany
Montan Bildungs- und Entwicklungsgesellschaft mbH	Germany
Montville IGCC LLC	Delaware
Montville Power LLC	Delaware
MUEG Mitteldeutsche Umwelt- und Entsorgung GmbH	Germany
NEO Chester-Gen LLC	Delaware
NEO Corporation	Minnesota
NEO Freehold-Gen LLC	Delaware
NEO Power Services Inc.	Delaware
Netherlands Antilles Holdco	Netherlands Antilles
Netherlands Holdco	Netherlands
New Genco GP, LLC	Delaware
Norwalk Power LLC	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Asia-Pacific, Ltd.	Delaware
NRG Astoria Gas Turbine Operations Inc.	Delaware
NRG Audrain Generating LLC	Delaware
NRG Audrain Holding LLC	Delaware
NRG Bayou Cove LLC	Delaware
NRG Bourbonnais Equipment LLC	Delaware
NRG Bourbonnais LLC	Illinois
NRG Brazos Valley GP LLC	Delaware
NRG Brazos Valley LP LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG Cadillac Inc.	Delaware
NRG Cadillac Operations Inc.	Delaware
NRG California Peaker Operations LLC	Delaware
NRG Capital II LLC	Delaware
NRG Carlsbad Equipment Company LLC	Nevada
NRG Carlsbad Procurement Company LLC	Nevada
NRG Caymans Company	Cayman Islands
NRG Caymans-C	Cayman Islands
NRG Caymans-P	Cayman Islands
NRG Cedar Bayou Development Company, LLC	Delaware
NRG ComLease LLC	Delaware
NRG Common Stock Finance I LLC	Delaware

Exhibit 21
NRG Energy, Inc. Subsidiaries

Subsidiary Name	State of Incorporation
NRG Common Stock Finance II LLC	Delaware
NRG Connecticut Affiliate Services Inc.	Delaware
NRG Construction LLC	Delaware
NRG Development Company Inc.	Delaware
NRG Devon Operations Inc.	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Elbow Creek Equipment Company LLC	Nevada
NRG Elbow Creek Procurement Company LLC	Nevada
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware
NRG Energy Center Rock Tenn LLC	Delaware
NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Washco LLC	Delaware
NRG Energy Insurance, Ltd.	Cayman Islands
NRG Energy Jackson Valley I, Inc.	California
NRG Energy Jackson Valley II, Inc.	California
NRG Energy, Inc.	Delaware
NRG Engine Services LLC	Delaware
NRG Equipment Company LLC	Nevada
NRG Gas Development Company, LLC	Delaware
NRG Generation Holdings, Inc.	Delaware
NRG Gladstone Operating Services Pty Ltd	Australia
NRG Granite Acquisition LLC	Delaware
NRG Harrisburg Cooling LLC	Delaware
NRG Hoffman Summit Equipment Company LLC	Nevada
NRG Hoffman Summit Procurement Company LLC	Nevada
NRG Holdings, Inc.	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Ilion Limited Partnership	Delaware
NRG Ilion LP LLC	Delaware
NRG International Holdings (No. 2) GmbH	Switzerland

Exhibit 21
NRG Energy, Inc. Subsidiaries

Subsidiary Name	State of Incorporation
NRG International II Inc.	Delaware
NRG International III Inc.	Delaware
NRG International LLC	Delaware
NRG Kaufman LLC	Delaware
NRG Latin America Inc.	Delaware
NRG Maintenance Services LLC	Delaware
NRG McClain LLC	Delaware
NRG Merger Sub, Inc.	Delaware
NRG Mesquite LLC	Delaware
NRG Mextrans Inc.	Delaware
NRG MidAtlantic Affiliate Services Inc.	Delaware
NRG Middletown Operations Inc.	Delaware
NRG Montville Operations Inc.	Delaware
NRG Nelson Turbines LLC	Delaware
NRG New Jersey Energy Sales LLC	Delaware
NRG New Roads Holdings LLC	Delaware
NRG North Central Operations Inc.	Delaware
NRG Northeast Affiliate Services Inc.	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
NRG Operating Services, Inc.	Delaware
NRG Oswego Harbor Power Operations Inc.	Delaware
NRG PacGen Inc.	Delaware
NRG Peaker Finance Company LLC	Delaware
NRG Power Marketing LLC	Delaware
NRG Procurement Company LLC	Nevada
NRG Repowering Holdings LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Rockford Equipment II LLC	Illinois
NRG Rockford Equipment LLC	Illinois
NRG Rockford II LLC	Illinois
NRG Rockford LLC	Illinois
NRG Rocky Road LLC	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG Services Corporation	Delaware
NRG Sherbino LLC	Delaware
NRG South Central Affiliate Services Inc.	Delaware
NRG South Central Generating LLC	Delaware

Exhibit 21
NRG Energy, Inc. Subsidiaries

Subsidiary Name	State of Incorporation
NRG South Central Operations Inc.	Delaware
NRG South Texas LP	Texas
NRG Sterlington Power LLC	Delaware
NRG Telogia Power LLC	Delaware
NRG Texas LLC	Delaware
NRG Texas Power LLC	Delaware
NRG Texas Retail LLC	Delaware
NRG Thermal LLC	Delaware
NRG Victoria I Pty Ltd	Australia
NRG West Coast LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRG Wind Development Company, LLC	Delaware
NRGenerating German Holdings GmbH	Switzerland
NRGenerating Holdings (No. 24) B.V.	Netherlands
NRGenerating Holdings (No. 5) B.V.	Netherlands
NRGenerating II (Gibraltar)	Gibraltar
NRGenerating International B.V.	Netherlands
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
O Brien Cogeneration, Inc. II	Delaware
ONSITE Energy, Inc.	Oregon
Oswego Harbor Power LLC	Delaware
P.T. Dayalistrik Pratama	Indonesia
Pacific Crockett Holdings, Inc.	Oregon
Pacific Generation Company	Oregon
Pacific Generation Holdings Company	Oregon
Pacific-Mt. Poso Corporation	Oregon
Padoma Wind Power, LLC	California
Project Finance Fund III, L.P.	Delaware
RWE Umwelt Westsachsen GmbH	Germany
Saale Energie GmbH	Germany
Saale Energie Services GmbH	Germany
Sachsen Holding B.V.	Netherlands
Saguaro Power Company, a Limited Partnership	California
Saguaro Power LLC	Delaware
San Joaquin Valley Energy I, Inc.	California
San Joaquin Valley Energy IV, Inc.	California

Exhibit 21
NRG Energy, Inc. Subsidiaries

Subsidiary Name	State of Incorporation
San Joaquin Valley Energy Partners I, L.P	California
San Juan Mesa Wind Project II, LLC	Delaware
Somerset Operations Inc.	Delaware
Somerset Power LLC	Delaware
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania
Sterling Luxembourg (No. 4) s.a.r.l.	Luxembourg
Sunshine State Power (No. 2) B.V.	Netherlands
Sunshine State Power B.V.	Netherlands
Tacoma Energy Recovery Company	Delaware
Texas Genco Financing Corp.	Delaware
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco LP, LLC	Delaware
Texas Genco Operating Services, LLC	Delaware
Texas Genco Services, LP	Texas
Tosli Acquisition B.V.	Netherlands
Turners Falls Limited Partnership	Delaware
UEG Mitteldeutsche Umwelt-Entsorgung GmbH	Unknown
Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
West Coast Power LLC	Delaware